UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 14, 2004


                                  AUXILIO, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 0-27507


                 NEVADA                                      88-0350448
       (State or other jurisdiction of                    (I.R.S. Employer
    incorporation or organization)                    Identification Number)



                         27130A PASEO ESPADA, SUITE 1427
                      SAN JUAN CAPISTRANO, CALIFORNIA 92675
          (Address, including zip code, of principal executive offices)

                                 (949) 481-7550
              (Registrant's telephone number, including area code)

The undersigned Registrant hereby amends its current report on Form 8-K dated April 16, 2004 to file the following information:

ITEM  2.01  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

See the Registrant's periodic reports on Form 10QSB filed September 20, 2004 and May 15, 2004, for further information regarding the acquisition by the Registrant of Alan Mayo and Associates, Inc. dba The Mayo Group.


ITEM  9.01  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

(a)     Financial  statements  of  business  acquired.

     The audited financial statements of Alan Mayo and Associates, Inc. dba THE MAYO GROUP ("The Mayo Group"), for the years ended December 31, 2003 and 2002 immediately follow the signature page below.

(b)     Pro  forma  financial  information.

     Pro forma financial information required by Article 11 of Regulation S-X, with respect to the Registrant and THE MAYO GROUP, follow the audited financial statements described above.

(c)     Exhibits

Exhibit No.    Description
-----------    -----------

2.1(1) Agreement and Plan or Merger, dated April 1, 2004, by and between AUXILIO, INC. a Nevada corporation ("Parent"), PPVW ACQUISITION CORPORATION, a California corporation and a wholly-owned subsidiary of Parent ("Sub") and ALAN MAYO & ASSOCIATES, INC., a California corporation and doing business as THE MAYO GROUP.

(1) Previously filed as an exhibit to the Registrant's current report on Form 8-K on April 16, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Auxilio,  Inc.

                                         By: /s/ Joseph Flynn
                                             --------------------------------


                                             Joseph  Flynn
Date:  September  21,  2004                  Chief  Executive  Officer

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board  of  Directors
Alan  Mayo  and  Associates,  Inc.
dba  The  Mayo  Group
Glendale,  California


We have audited the accompanying balance sheets of Alan Mayo & Associates, Inc. dba The Mayo Group (the "Company") as of December 31, 2003 and 2002, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alan Mayo & Associates, Inc. dba The Mayo Group as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/Stonefield  Josephson,  Inc.
Certified  Public  Accountants
Irvine,  California
August  16,  2004

                          ALAN MAYO & ASSOCIATES, INC.
                               DBA THE MAYO GROUP

                                 BALANCE SHEETS

                                     ASSETS
                                                     December 31,
                                                 -------------------
                                                   2003       2002
                                                 ---------  --------

CURRENT ASSETS:
  Cash. . . . . . . . . . . . . . . . . . . . .  $367,187   $170,673
  Accounts receivable . . . . . . . . . . . . .    59,820     38,681
  Supplies. . . . . . . . . . . . . . . . . . .   151,877    559,175
  Prepaid and other current assets. . . . . . .    47,922      8,267
                                                 --------   --------
    Total current assets. . . . . . . . . . . .   626,806    776,796

PROPERTY AND EQUIPMENT, net of
   accumulated depreciation . . . . . . . . . .    56,045     52,114
DEPOSITS. . . . . . . . . . . . . . . . . . . .    27,355      8,409
                                                 --------   --------
    Total Assets. . . . . . . . . . . . . . . .  $710,206   $837,319
                                                 ========   ========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses . . . .  $358,161   $584,500
  Loan from stockholder . . . . . . . . . . . .    30,494          -
  Deferred revenue. . . . . . . . . . . . . . .   241,600          -
                                                 --------   --------
    Total current liabilities . . . . . . . . .   630,255    584,500
                                                 --------   --------
COMMITMENTS . . . . . . . . . . . . . . . . . .         -          -

STOCKHOLDERS' EQUITY:
  Common stock, no par value,
     1,000,000 shares authorized,
    105,265 and 100,000 issued and
    outstanding, respectively . . . . . . . . .   110,000    100,000
  Additional paid in capital. . . . . . . . . .    40,832          -
  Retained earnings (deficit) . . . . . . . . .   (70,881)   152,819
                                                 --------   --------
    Total stockholders' equity. . . . . . . . .    79,951    252,819
                                                 --------   --------
    Total Liabilities and Stockholders' Equity.  $710,206   $837,319
                                                 ========   ========
The accompanying notes are an integral part of these financial statements.

                          ALAN MAYO & ASSOCIATES, INC.
                               DBA THE MAYO GROUP

                            STATEMENTS OF OPERATIONS


                                                    FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                                  -----------------------
                                                     2003         2002
                                                  -----------  ----------

NET REVENUES . . . . . . . . . . . . . . . . . .  $4,190,247   $1,571,050

COST OF REVENUES . . . . . . . . . . . . . . . .   2,978,227      831,709
                                                  ----------   ----------
GROSS PROFIT . . . . . . . . . . . . . . . . . .   1,212,020      739,341

OPERATING EXPENSES:
  Sales and marketing. . . . . . . . . . . . . .     541,233      282,554
  General and administrative expenses. . . . . .     693,039      184,608
                                                  ----------   ----------
INCOME (LOSS) FROM OPERATIONS. . . . . . . . . .     (22,252)     272,179

LOSS ON DISPOSAL OF ASSETS . . . . . . . . . . .      (7,579)           -
                                                  ----------   ----------
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES.     (29,831)     272,179

PROVISION FOR INCOME TAXES . . . . . . . . . . .         900        4,400
                                                  ----------   ----------
NET INCOME (LOSS). . . . . . . . . . . . . . . .  $  (30,731)  $  267,779
                                                  ==========   ==========
NET INCOME (LOSS) PER SHARE - BASIC AND DILUTED.  $    (0.30)  $     2.68
                                                  ==========   ==========
NUMBER OF WEIGHTED AVERAGE SHARES -
  BASIC AND DILUTED. . . . . . . . . . . . . . .     103,952      100,000
                                                  ==========   ==========
The accompanying notes are an integral part of these financial statements.

                                  ALAN MAYO & ASSOCIATES, INC.
                                       DBA THE MAYO GROUP

                               STATEMENTS OF STOCKHOLDERS' EQUITY
                         FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                              Additional   Retained     Total
                                          Common Stock           Paid      Earnings     Stockholders'
                                        Shares      Amount    in Capital   (Deficit)    Equity
                                      ---------------------------------------------------------------
Balance at January 1, 2002 . . . . .              $       -   $        -   $        -  $       -

  Sale of stock - initial investment    100,000     100,000                               100,000


  Distributions. . . . . . . . . . .                                         (114,960)   (114,960)

  Net Income . . . . . . . . . . . .                                          267,779     267,779
                                      -----------------------------------------------------------
Balance at December 31, 2002 . . . .    100,000     100,000             -     152,819     252,819

  Sale of stock. . . . . . . . . . .      5,265      10,000                                10,000

  Capital Contribution . . . . . . .                               40,832                  40,832

  Distributions. . . . . . . . . . .                                         (192,969)   (192,969)

  Net loss . . . . . . . . . . . . .                                          (30,731)    (30,731)
                                      -----------------------------------------------------------
Balance at December 31, 2003 . . . .    105,265   $ 110,000   $    40,832  $  (70,881)  $  79,951
                                      ===========================================================
          The accompanying notes are an integral part of these financial statements.

                           ALAN MAYO & ASSOCIATES, INC.
                                DBA THE MAYO GROUP

                             STATEMENTS OF CASH FLOWS


                                                           YEARS ENDED DECEMBER 31,
                                                               2003        2002
                                                            ----------  ----------
CASH FLOWS USED FOR OPERATING ACTIVITIES
  Net income (loss). . . . . . . . . . . . . . . . . . . .  $ (30,731)  $ 267,779

ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Depreciation and amortization. . . . . . . . . . . . . .     14,308       3,341
  Loss on disposition of property and equipment. . . . . .      7,579           -
CHANGES IN ASSETS AND LIABILITIES:
  (INCREASE) DECREASE IN ASSETS
    Accounts receivable. . . . . . . . . . . . . . . . . .    (21,139)    (38,681)
    Supplies . . . . . . . . . . . . . . . . . . . . . . .    407,298    (559,175)
    Prepaid and other current assets . . . . . . . . . . .    (39,655)     (8,267)
    Deposits . . . . . . . . . . . . . . . . . . . . . . .    (18,946)     (8,409)
  INCREASE (DECREASE) IN LIABILITIES
    Accounts payable and accrued expenses. . . . . . . . .   (226,339)    584,500
    Deferred revenue . . . . . . . . . . . . . . . . . . .    241,600           -
                                                            ----------  ----------
    Net cash provided by operating activities. . . . . . .    333,975     241,088
                                                            ----------  ----------
CASH FLOWS USED FOR INVESTING ACTIVITIES -
  Purchases of property and equipment. . . . . . . . . . .    (25,818)    (55,455)
                                                            ----------  ----------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Proceeds from stockholder loan . . . . . . . . . . . . .     71,326           -
  Distributions. . . . . . . . . . . . . . . . . . . . . .   (192,969)   (114,960)
  Proceeds from issuance of common stock . . . . . . . . .     10,000     100,000
                                                            ----------  ----------
    Net cash used for financing activities . . . . . . . .   (111,643)    (14,960)
                                                            ----------  ----------
NET INCREASE IN CASH AND CASH EQUIVALENTS. . . . . . . . .    196,514     170,673

CASH AND CASH EQUIVALENTS, beginning of period . . . . . .    170,673           -
                                                            ----------  ----------
CASH AND CASH EQUIVALENTS, end of period . . . . . . . . .  $ 367,187   $ 170,673
                                                            ==========  ==========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Interest paid. . . . . . . . . . . . . . . . . . . . . .  $       -   $       -
                                                            ==========  ==========
  Income tax paid. . . . . . . . . . . . . . . . . . . . .  $   7,555   $       -
                                                            ==========  ==========

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:
  Conversion of stockholder loan to additional
    paid in capital. . . . . . . . . . . . . . . . . . . .  $  40,832   $       -
                                                            ==========  ==========
    The accompanying notes are an integral part of these financial statements.

                          ALAN MAYO & ASSOCIATES, INC.
                               DBA THE MAYO GROUP

                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

 (1)     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES:

BUSINESS  ACTIVITY:

The Company was incorporated in California on December 21, 2001 as an S corporation. The Company is engaged in the business of servicing and providing image expense consulting and related services.

The Company provides third party document/image equipment (printers, faxes, copiers) to customers, together with onsite customer support and technical services under long-term contracts which typically last five years. These contracts are initiated when a HUIA ("Historical Usage & Inventory Assessment") is performed at the potential customer's location on the current imaging equipment. The HUIA is a detailed assessment where the Company develops and documents its understanding of the potential customer's operational framework as it relates to their imaging equipment and the number of images created per piece of equipment. The results of the HUIA are incorporated into a detailed financial and operational analysis. This analysis is presented to the potential customer, highlighting the benefits of the Company's solution.

If the potential customer sees the benefit to the solution, then the analysis is put into a formal contract. The contract details the equipment that will be sold to the customer, the service and maintenance that will be provided and the finance company that the operating lease will be with. All contracts are set-up in such a way that the customer does not take title of the equipment. It is actually purchased by a leasing/finance company subject to acceptance by the end user (customer). The Company receives all equipment purchased and performs quality control tests prior to delivery to the customer. Upon acceptance by the end user the finance company will pay the Company for the equipment. The service and maintenance portion of the contract will then start and last over the length of the contract.

The Company could enter into contracts for just the equipment or service and maintenance, but has not done so at this time.

On April 1, 2004, PPVW Acquisition Company, a subsidiary of Auxilio, Inc., completed an acquisition of the Company, where it received 4,000,070 shares of common stock of Auxilio, Inc., together with a payment of $615,000.

USE  OF  ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          ALAN MAYO & ASSOCIATES, INC.
                               DBA THE MAYO GROUP

                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

(1)     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED):

REVENUE  RECOGNITION:

In accordance with EITF 00-21, the Company recognizes revenue for its multiple revenue generating activities as separate units of accounting. Revenues from equipment sales transactions are earned upon equipment being accepted by the customer. For equipment that is to be placed at the customer's location at a future date, revenue is deferred until that equipment is placed. Under EITF 99-19, the Company qualifies for gross revenue recognition due to the Company being the primary obligor in the arrangement, having latitude in the establishment of price, having discretion in the supplier selection, determination of the product or service specifications, and risk related to physical loss of inventory

Monthly service and supply revenue is earned monthly during the term of the contract (currently 5 years), as services and supplies are provided monthly. The Company is currently recognizing this revenue on a straight-line basis due to the lack of historical data to the contrary.

Overages from customers are earned when the number of images in any period exceeds the number allowed for in the contract, per period. Pursuant to historical challenges incurred in collecting payments for overages, the Company creates an allowance for doubtful accounts equal to any revenue earned from overages.

CASH  AND  CASH  EQUIVALENTS:

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations. The Company had no cash equivalents at December 31, 2003 or 2002.

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

ACCOUNTS  RECEIVABLE:

The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company's estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company's estimate of the allowance for doubtful accounts will change. No allowance for doubtful accounts has been established at December 31, 2003 and 2002.

                          ALAN MAYO & ASSOCIATES, INC.
                               DBA THE MAYO GROUP

                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

(1)     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED):

PROPERTY  AND  EQUIPMENT:

Property and equipment are carried at cost. Depreciation of the property and equipment is provided using the straight line method based on the following estimated useful life:

                                             Years
                                             -----
     Machinery  and  Equipment                 5
     Furniture  and  Fixture                   7
     Software                                  3

Expenditures  for  maintenance  and  repairs are charged to expense as incurred.

SUPPLIES:

Supplies consist primarily of equipment and supplies used for the repair and maintenance of equipment at customer locations and are stated at cost.

INCOME  TAXES:

The Company has elected under the Internal Revenue code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for Federal income taxes has been included in these financial statements. Under the California state law, the Company is required to pay a 1.5% tax based on taxable income or a minimum franchise tax of $800.

The Company accounts for income taxes in accordance with Financial Accounting Standards Board No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are determined based on the differences between the financial statements and the tax bases of assets and liabilities using enacted rates in effect for the period in which the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the taxes payable for the period and the change during the period in deferred tax assets and liabilities.

                          ALAN MAYO & ASSOCIATES, INC.
                               DBA THE MAYO GROUP

                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


(2)     PROPERTY  AND  EQUIPMENT:

A  summary  is  as  follows:

                                                     2003     2002
                                                    -------  -------
Furniture and fixture. . . . . . . . . . . . . . .  $ 7,186  $ 9,553
Office, computer and warehouse equipment . . . . .   62,676   45,902
Leasehold improvement. . . . . . . . . . . . . . .    1,858        -
                                                    -------  -------

                                                     71,720   55,455
    Less accumulated depreciation and amortization   15,675    3,341
                                                    -------  -------

                                                    $56,045  $52,114
                                                    =======  =======

          Depreciation and amortization expense for property, equipment, and improvements amounted to $14,308 and $3,341 for the years ended December 31, 2003 and 2002 respectively.


(3)     LOAN  FROM  STOCKHOLDER:

The Company received a non-interest bearing loan from a stockholder for $71,326 during the year ended December 31, 2003. At December 31, 2003, $40,832 of this amount was reclassed to a capital contribution. The remaining amount was paid by March 31, 2004.


(4)     DEFERRED  REVENUE:

Deferred revenue is an estimate of revenue expected to be earned in the future under the equipment contracts for additional equipment (printers and faxes) to be placed at the customer's location that has been included in the original contract amount. This additional equipment is identified by the Company at the start of a contract based on the initial HUIA (see Note 1 - Business Activity).


(5)     DEALERSHIP

On February 6, 2002, The Company entered into a Dealer Agreement with Konica Business Technologies, Inc. to sell Konica digital products. The term of this Dealer Agreement shall end on December 31st of each year and is automatically renewable unless either party gives written notice not less than 30 days before the end of the current term. The Company does not currently have any commitments or minimum guarantees in relation to this agreement.

                          ALAN MAYO & ASSOCIATES, INC.
                               DBA THE MAYO GROUP

                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

(6)     CONCENTRATION  OF  CREDIT  RISK/MAJOR  CUSTOMERS:

The Company has two and one major customer that comprises 93.4%, or $4,139,345, and 92.1%, or $1,446,937, of total revenues for the years ended December 31, 2003 and 2002, respectively. Included in accounts receivable is $52,231 and $26,928 for the years ended December 31, 2003 and 2002, respectively.


(7)     COMMITMENTS  AND  CONTINGENCIES:

Service  Agreements
-------------------

The Company has exclusive non-cancelable service contracts to provide maintenance and supplies for a period of 5 years to some of their clients. In return, the Company will also receive a fixed monthly income for providing these services.

Revenue  Commitment
-------------------

The Company is obligated to fulfill a 36-month revenue commitment for digital products, accessories, supplies and parts totaling $6,000,000 with Konica Business Technologies, Inc. (Note 5)

     Revenue  Commitment  is  to  be  attained  as  follows:

2002 Commitment  $1,000,000
2003 Commitment  $2,000,000
2004 Commitment  $3,000,000
                 ----------
                 $6,000,000
                 ----------



The Company is in compliance with the first year commitment. The Company is not in compliance with the second year commitment; however the short fall can be made up during the third year. Currently the Company is on target to achieve its third year commitment and second year shortfall.

                          ALAN MAYO & ASSOCIATES, INC.
                               DBA THE MAYO GROUP

                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

(7)     COMMITMENTS  AND  CONTINGENCIES  (CONTINUED):

Leases
------

The Company leases its office and warehouse facilities under noncancellable operating lease agreements which expire through July 2006. Future minimum lease payments are as follows:

Year Ended
December 31,
-------------
2004 . .  $     150,120
2005 . .        116,370
2006 . .         40,320
          -------------

          $     306,810
          =============

Rent expense for the years ended December 31, 2003 and 2002 totaled $105,525 and $43,619, respectively.


(8)     SUBSEQUENT  EVENT:

On April 1, 2004, PPVW Acquisition Company, a subsidiary of Auxilio, Inc., completed an acquisition of the Company. The current shareholders received $255,000, a note payable for $360,000 and 4,000,070 shares of stock of Auxilio, Inc. The transaction is being accounted for as an acquisition of the Company by Auxilio, Inc. based on Auxilio, Inc. being the acquirer as defined by FASB 141.

Upon completion of the merger the Company's tax status changed from S-corp status to C-corp status. The deferred taxes which have been derived from the timing differences in recognition of revenue and expenses for income tax and financial reporting purposes would be as following under the new tax status:

  Deferred tax asset. . . .  $103,700
  Less: valuation allowance    89,400
                             --------

    Net deferred tax asset.  $ 14,300
                             ========

  Deferred tax liability. .  $ 14,300
                             ========

                         AUXILIO, INC. AND SUBSIDIARIES
                     PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined balance sheet aggregates the balance sheet of Auxilio, Inc. ("Parent") as of December 31, 2003, and the balance sheet of Alan Mayo & Associates, a California corporation doing business as The Mayo Group ("The Mayo Group"), as of December 31, 2003. The following unaudited pro forma condensed combined statement of operations aggregates the statement of operations of Auxilio for the year ended December 31, 2003, and the statement of operations of The Mayo Group for the year ended December 31, 2003. The following unaudited pro forma condensed combined balance sheet and statement of operations were prepared giving effect to a transaction completed on April 1, 2004, wherein a subsidiary of Auxilio, Inc., PPVW Acquisition Company, acquired The Mayo Group.

This business combination is treated as an acquisition. The acquisition was accomplished by merging The Mayo Group into PPVW Acquisition Corporation, a wholly owned subsidiary of Auxilio. In exchange for acquiring The Mayo Group, Auxilio issued its common stock and paid cash consideration to the shareholders of The Mayo Group.

The following pro forma condensed balance sheet and statement of operations uses the assumptions as described in the notes and the historical financial information available at December 31, 2003. The financial statements of both Auxilio and The Mayo Group at December 31, 2003 are audited.

The unaudited pro forma condensed combined balance sheet and statement of income should be read in conjunction with the separate financial statements and related notes thereto of Auxilio, Inc and The Mayo Group. The unaudited pro forma condensed combined balance sheet and statement of income are not necessarily indicative of the condensed combined balance sheet and statement of income which might have existed for the periods indicated or the results of operations as they may appear now or in the future.

PRO  FORMA  FINANCIAL  INFORMATION

Unaudited Pro Forma Condensed Combined Financial Statements of Auxilio, Inc. and Subsidiary ("Company") and Alan Mayo and Associates, dba The Mayo Group ("Mayo Group"):

The following unaudited pro forma condensed combined financial statements give effect to the acquisition of Mayo Group by the Company using the purchase method of accounting and include the pro forma adjustments described in the accompanying notes.

The following unaudited pro forma condensed combined balance sheet as of December 31, 2003, and combined statements of operations for the year ended
December 31, 2003 are based on the historical financial statements of the Company and Mayo Group after giving the effect to the acquisition of Mayo Group under the purchase method of accounting.

                         AUXILIO, INC. AND SUBSIDIARIES
                   PRO FORMA CONDENSED COMBINED BALANCE SHEETS
                                December 31, 2003
                                   (Unaudited)

                                                              The Mayo      Proforma
                                                Company         Group     Adjustments      Combined
ASSETS
Current assets:
Cash and cash equivalents                       $226,398       $367,187     $(448,668)      $144,917
Accounts receivable, net                         111,426         59,820             -        171,246
Supplies                                               -        151,877             -        151,877
Loans, advances to employees/shareholders              -         47,922             -         47,922
Prepaid and other current assets                  48,394              -             -         48,394
Current deferred income taxes                          -              -        14,300         14,300
                                            ------------   ------------   -----------   ------------
Total current assets                             386,218        626,806      (434,368)       578,656

Property and equipment, net of accumulated
  depreciation and amortization                   51,907         56,045             -        107,952
Goodwill, net of accumulated amortization
  of $35,827                                      66,534              -             -         66,534

Deposits                                          17,422         27,355             -         44,777
Excess of purchase price over net assets               -              -     2,349,238      2,349,238
                                            ------------   ------------   -----------   ------------
                                            $    522,081   $    710,206   $ 1,914,870   $  3,147,157
                                            ============   ============   ===========   ============


                                        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Line of credit and note payable             $     61,983   $          -   $   315,000   $    376,983
Current portion of long-term debt                 19,123              -             -         19,123
Accounts payable and accrued expenses            451,308        358,161       465,500      1,274,969
Loan from stockholder                                  -         30,494             -         30,494
Deferred revenue                                       -        241,600             -        241,600
                                            ------------   ------------   -----------    -----------
Total current liabilities                        532,414        630,255       780,500      1,943,169

Long-term deferred tax liability                       -              -        14,300         14,300

Stockholders' equity:
Common stock                                      25,037        110,000      (106,000)        29,037
Additional paid-in capital                     9,833,091         40,832     1,155,189     11,029,112
Accumulated deficit                           (9,868,461)       (70,881)       70,881     (9,868,461)
                                            ------------   ------------   -----------   ------------
Total stockholders' equity                       (10,333)        79,951     1,120 070      1,189,688
                                            ------------   ------------   -----------   ------------
Total Liabilities and Stockholders' Equity  $    522,081    $   710,206   $ 1,914,870   $  3,147,157
                                            ============    ===========   ===========   ============

   SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                        AUXILIO, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                                   (Unaudited)


                                                           The Mayo     Proforma
                                             Company         Group    Adjustments     Combined
Revenue                                    $ 1,374,941   $ 4,190,247   $        -   $ 5,565,188
Cost of revenue                                778,720     2,978,227            -     3,756,947
                                           -----------   -----------   ----------   -----------
Gross profit (loss)                            596,221     1,212,020            -     1,808,241

Operating expenses:
Sales and marketing                          1,515,115       541,233            -     2,056,348
Research and development                       182,545             -            -       182,545
General and administrative                   1,419,816       693,039            -     2,112,855
                                           -----------   -----------   ----------   -----------
    Loss from operations                    (2,521,255)      (22,252)           -    (2,543,507)

Other income (expense):
Interest expense                               (16,088)            -            -       (16,088)
Interest income                                  3,772             -            -         3,772
Other income                                     2,325             -            -         2,325
Gain (loss) disposal of assets                (442,142)       (7,579)           -      (449,721)
                                           -----------   -----------   ----------   -----------
Total other income (expense)                  (452,133)       (7,579)           -      (459,712)
                                           -----------   -----------   ----------   -----------
Income before provision for income taxes    (2,973,388)      (29,831)           -    (3,003,219)

Income taxes                                       800           900            -         1,700
                                           -----------   -----------   ----------   -----------
Net Income (loss)                         $ (2,974,188)  $   (30,731)  $        -   $(3,004,919)
                                          ============   ===========   ==========   ===========

Loss per share - basic and diluted        $      (0.45)  $     (0.30)               $     (0.28)
                                          ============   ===========                ===========

Weighted average shares outstanding -
basic and diluted                            6,588,237       103,952                 10,577,348
                                          ============   ===========                ===========

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                         AUXILIO, INC. AND SUBSIDIARIES
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (Unaudited)

BASIS  OF  PRESENTATION

The unaudited pro forma condensed combined financial statements as of December 31, 2003 record the acquisition transaction as if the acquisition had taken place on January 1, 2003. The unaudited pro forma condensed combined balance sheet is presented to give effect to the acquisition as if it occurred on December 31, 2003, and combines the balance sheets of Auxilio, Inc. ("Company") and The Mayo Group ("Mayo") as of that date. The pro forma information does not purport to be indicative of the results that would have been reported if the above transactions had been in effect for the periods presented or which may result in the future.

SUMMARY  OF  TRANSACTION

On April 1, 2004, one of the Company's subsidiaries, PPVW Acquisition Company, completed an acquisition of Alan Mayo and Associates, Inc., dba The Mayo Group. The Mayo Group provides outsourced financial and business processes for image management in healthcare. The purchase price was as follows: $255,000 cash and 1,700,030 shares of common stock (post reverse split) upon closing; $45,000 placed in an indemnity escrow account; 300,005 shares of common stock (post reverse split) placed in the indemnity escrow account, 2,000,035 shares of common stock (post reverse split) to be put in an escrow account as contingency based on certain earn-out and a note payable in the amount of $315,000 due April 15, 2005 also subject to certain earn out provisions. The value of the common stock issued was determined based on the price of the Company's common stock in the recent private placement of $0.30 per share (post split). This value was determined to be more indicative of the fair market value of the stock due to the stock being thinly traded, the large block of the shares given as consideration, and the shares being issued in the acquisition have trading restrictions that are similar to those on the shares sold in the private placement. All contingent amounts from the original agreement have subsequently been paid (both cash and stock). Therefore the amounts are included in the excess of purchase price over assets acquired as is required under FASB 141. In addition to the above amounts, the Company has included severance payments directly related to the acquisition totaling $465,500 and other acquisition costs totaling $148,668 in the purchase price. Operations from April 1, 2004 are the operations of The Mayo Group. As of April, 1, 2004, the Company has estimated the allocation of the purchase price as follows:


Purchase price:
  Cash
    Paid. . . . . . . . . . . . . .  $        300,000
    Non-interest bearing
       note payable . . . . . . . .           315,000
  Stock at FMV. . . . . . . . . . .         1,200,021
  Expenses related to acquisition:
    Legal and accounting. . . . . .           148,668
    Severance . . . . . . . . . . .           465,500
                                     -----------------

  Total purchase price. . . . . . .  $      2,429,189
                                     -----------------

  Allocated to:
    Accounts receivable . . . . . .  $        158,177
    Supplies. . . . . . . . . . . .           158,514
    Prepaids. . . . . . . . . . . .            30,788
    Deposits. . . . . . . . . . . .            27,355
    Property and equipment. . . . .            52,793
    Bank overdraft. . . . . . . . .           (21,067)
    Accounts payable. . . . . . . .          (391,944)
    Deferred revenue. . . . . . . .          (216,938)
                                     -----------------

  Net assets (liabilities). . . . .  $       (202,322)
                                     -----------------
  Net amount allocated to excess
     of purchase price. . . . . . .  $      2,631,511
                                     =================

The Company is in the process of obtaining a formal valuation which will be done within the time allowed in accordance with FASB 141.


PRO  FORMA  ADJUSTMENTS

The pro forma combined balance sheet as of December 31, 2003 gives effect to the allocation of the total purchase price to the assets and liabilities of Mayo Group based on their respective fair values as of that date.

Summary  of  pro  forma  adjustments  follows:

                                                    December 31, 2003

Allocation of purchase price:
Cash                                                    $   (448,668)
Excess of purchase price over assets                       2,349,238
Non-interest bearing note payable to shareholders
  related to purchase of Mayo Group                         (315,000)
Payable to shareholders related to
  purchase of Mayo Group                                    (465,500)
Issuance of common stock
  related to purchase of Mayo Group                           (4,000)
Elimination of Mayo Group common stock                       110,000
Elimination of Mayo Group additional
  paid in capital                                             40,832
Excess of purchase price over
  par value of common stock                               (1,196,021)
Accumulated deficit of Mayo Group                            (70,881)


PRO FORMA NET LOSS PER SHARE

The pro forma basis and dilutive net loss per share are based on the weighted average number of shares of pro forma Auxilio's common stock as if the shares issued to acquire Mayo had taken place at the beginning of the year. Dilutive shares are not included in the computation of pro forma dilutive net loss per share as their effect would be anti-dilutive. This calculation has taken into account the reverse 3 to 1 split that took place in 2004.